Exhibit 10.11

                    2006 STOCK APPRECIATION RIGHTS AGREEMENT

This 2006 STOCK APPRECIATION RIGHTS AGREEMENT, made as of the Award Date set forth in the Notice of Award of 2006 Stock Appreciation Rights (the "Notice"), by and between Bucyrus International, Inc., a Delaware corporation (the "Company"), and the undersigned individual (the "Grantee"), sets forth the terms and conditions of the Stock Appreciation Rights Award described in the Notice. Except as otherwise expressly set forth herein, this Agreement and the Award hereunder shall be construed in accordance with the provisions of the Bucyrus International, Inc. 2004 Equity Incentive Plan (the "Plan"). Any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan. You must sign both the Agreement and the Notice in order for the Award to be effective. Please sign and date the Agreement and the Notice and return them promptly in the enclosed envelope.

By accepting this Agreement and any stock appreciation rights issued pursuant to this Stock Appreciation Rights Award, you acknowledge that you have received a copy of the Prospectus, that you have read and understand the terms of the Plan and this Agreement, and that you accept this Agreement subject to all such terms and conditions.

For all purposes of this 2006 Stock Appreciation Rights Agreement, the Term shall mean the period beginning on [grant date] and ending on ____________.Stock Appreciation Rights Awards will consist of the right to the appreciation in the underlying shares of the Class A common stock of the Company ("Company Stock") from the Award Date to the date of exercise, with any gain at exercise settled in shares of Company Stock, subject to a service-based vesting requirement. The number of Stock Appreciation Rights awarded, the term of the Award and the vesting schedule shall be stipulated in the Notice.

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Terms and Conditions

1. Terms and Provisions of Stock Appreciation Right Award. Pursuant to Section 6 of the Plan, as of the Award Date the Company has awarded to the Grantee the Stock Appreciation Rights ("SARs") specified in the Notice. Such Award is subject to the following terms and conditions.

2. Award of SARs. The Grantee is hereby awarded the number of SARs specified in the Notice, subject to the following terms, conditions and forfeiture restrictions:

      (a) Value of Awards. The Company grants SARs to the Grantee, which are exercisable only when vesting requirements are met, entitling the Grantee to obtain, subject to the terms and conditions set forth herein, shares of Company Stock equal to the product of (a) the excess of the Fair Market Value ("FMV"), as defined in this document, of a share of Company Stock at the date of exercise over the FMV of those shares at the Award Date and
      (b) the number of SARs being exercised (such product at the time of exercise being referred to herein as the "SAR Value").

      (b) Determination of Fair Market. The "Fair Market Value" of a share of Company Stock on any date of reference shall mean the Closing Price (as defined below) on such date, unless the Compensation Committee, in its sole discretion, shall determine otherwise in a fair and uniform manner. For purposes of this Agreement, the "Closing Price" of the Company Stock on any business day shall be the last reported sale price of Company Stock on the National Market System of the National Association of Securities Dealer Automated Quotation system ("NASDAQ").

      (c) Vesting. The SARs will vest based upon continued employment by the Company and/or a Subsidiary until the dates set forth in the vesting schedule established for the SARs, as set forth in the Notice (the "Restricted Period"). If the Grantee ceases to be employed by the Company and/or a Subsidiary prior to full vesting because of Disability (as such term is defined in the Plan) or death (a "Qualifying Event"), then, as of the date on which the Qualifying Event occurs, the Grantee shall be entitled to receive the appreciation on all vested and unvested SARs. If the Grantee retires later than one year after the Award Date (a "Qualifying Retirement"), Grantee shall continue to vest in the SARs on the same basis as if he had remained an active employee. In the event of a Qualifying Retirement, the Grantee will receive the appreciation on unvested SARs if (i) Grantee retires from employment with the Company on or after his Early Retirement Date or Normal Retirement Date (as such terms are defined under the Bucyrus Salaried Employees' Retirement Plan) and (ii) the Grantee does not, prior to the expiration of the Restricted Period, obtain other gainful employment regardless of whether such employment is with a competitor of the Company. The Grantee acknowledges and agrees that the restriction on vesting set forth in the preceding sentence does not constitute a limitation or restriction on Grantee's right to obtain other employment but is only a restriction on his or her right to vest in the restricted shares.


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      (d) Time of Exercise. Once the Grantee is vested in a SAR, the Grantee may exercise his/her right to the appreciation in the shares, in full or in part, at any time until the earlier to occur of (a) the end of the Term, as specified in the Notice, or (b) three (3) months following the date upon which Grantee ceases to be an employee of the Company.

      (e) Procedure for Exercise. In order to exercise the SARs, Grantee shall deliver to the Company at its principal office at 1100 Milwaukee Ave., South Milwaukee, WI 53172, or at such other office as shall be designated by the Company pursuant to the terms hereof, a written notice of Grantee's election to exercise a SAR, which election notice shall state the number of SARs to be exercised. Following receipt thereof, the Company shall, in accordance with the terms hereof, deliver to the Grantee the SAR Value relating to such exercise in the form of shares of Company Stock.

      (f) Closing and Payment of SAR Value. The SAR Value payable at the closing of the exercise of the SAR shall be payable within five (5) days of the final determination of the SAR Value pursuant to the terms hereof. On the closing of the exercise of a SAR, the Company shall pay the SAR Value in shares of Company Stock, based on the FMV on the date of exercise and Grantee shall execute a receipt evidencing the receipt of such payment and confirming the number of SARs not exercised and still held by Grantee.

      (g) Adjustment of Number of SARs. If the Company shall at any time after the Award Date but prior to the expiration of the SARs subdivide its outstanding Company Stock, by split-up, spin-off, or otherwise, or combine its outstanding Company Stock, the number of SARs granted hereunder and exercisable as of the date of such subdivision, split-up, spin-off or combination shall forthwith be proportionately increased in the case of a subdivision, or proportionately decreased in the case of a combination.

3. Tax Consequences. Grantee understands that the award of SARs, the exercise of SARs, and the issuance of Company Stock, may have tax implications that could result in adverse tax consequences to Grantee. Grantee acknowledges that Grantee has been advised to consult a tax advisor and that he or she is not relying on the Company for any tax, financial or legal advice. It is specifically understood by the Grantee that no representations are made as to any particular tax treatment with respect to this Award.

4. Confidential Information; Noncompetition; Nonsolicitation.

      (a) Grantee acknowledges that all secret or confidential information, knowledge or data relating to the Company or any of its Subsidiaries and their respective businesses that Grantee obtains during Grantee's employment by the Company or any of its Subsidiaries and that is not public knowledge (other than as a result of the Grantee's violations of this Section 4(a)) ("Confidential Information") is highly sensitive and proprietary and includes, without limitation: product design information, manufacturing processes and methods, information regarding new product development, information regarding strategic or tactical planning, information regarding pending or planned competitive bids, and

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      information regarding key employees. Grantee shall not communicate, divulge or disseminate Confidential Information at any time during or after Grantee's employment with the Company, except with the prior written consent of the Company or as otherwise required by law or legal process. All computer software, telephone lists, customer lists, price lists, contract forms, catalogs, records, files and know-how acquired while an employee of the Company are acknowledge to be the property of the Company and shall not be duplicated, removed from the Company's possession or premises or made use of other than in pursuit of the Company's business or as may otherwise be required by law or any legal process, and, upon termination of employment for any reason, Grantee shall deliver to the Company, without further demand, all such items and any copies thereof which are then in his or her possession or under his or her control.

      (b) For a one year period beginning on Grantee's termination of employment, Grantee will not, except upon prior written permission signed by an authorized officer of the Company, consult with or advise or, directly or indirectly, as owner, partner, officer or employee, engage in business with any company in competition with the Company or with any corporation or entity controlled by, controlling or under common control with any such company. Notwithstanding the foregoing, Grantee may make and retain investments in not more than three percent of the equity of any such company if such equity is listed on a national securities exchange or regularly traded in an over-the-counter market.

      (c) For a one year period beginning on Grantee's termination of employment, Grantee will not, directly or indirectly, solicit for employment or employ on behalf of any organization other than the Company or one of its Subsidiaries or employ any person employed by the Company or any of its Subsidiaries, nor will Grantee, directly or indirectly, solicit for employment on behalf of any organization other than the Company or one of its Subsidiaries or be involved in any way in the hiring process of any person known by Grantee (after reasonable inquiry) to be employed at the time by the Company or any of its Subsidiaries.

      (d) In the event of a breach of Grantee's covenants under this Section 4, all SARs shall immediately be forfeited as of such breach and it is understood and agreed that the Company shall be entitled to injunctive relief as well as any other legal or equitable remedies. Grantee acknowledges and agrees that the covenants, obligations and agreements of the Grantee in this Section 4 relate to special, unique and extraordinary matters and that a violation of any of the terms of such covenants, obligations or agreements will cause the Company irreparable injury for which adequate remedies are not available at law. Therefore, Employee agrees that the Company shall be entitled to an injunction, restraining order or such other equitable relief (without the requirement to post bond) as a court of competent jurisdiction may deem necessary or appropriate to restrain Grantee from committing any violation of such covenants, obligations or agreements. These injunctive remedies are cumulative and in addition to any other rights and remedies that the Company may have. The Company and Grantee hereby irrevocably submit to the exclusive jurisdiction of the courts of Wisconsin and the Federal courts of the United States of America, located in Milwaukee, Wisconsin,

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      in respect of all disputes involving Confidential Information, trade secrets or the violation of the provisions of this Section 4.

5. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted to the Board or the Committee, which shall review such dispute in accordance with the Plan. The resolution of such a dispute by the Board or Committee shall be final and binding on the Company and Grantee.

6. Fractional Shares. If any calculation of Company Stock to be granted or to be forfeited or to be released from restrictions or limitations would result in a fractional share, such fractional share shall be paid in cash.

7. Approvals. No shares of Company Stock shall be issued under this Agreement unless and until all legal requirements applicable to the issuance of such shares have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any issuance of shares to the Grantee on the Grantee's undertaking in writing to comply with such restrictions on the subsequent disposition of such shares as the Committee shall deem necessary or advisable as a result of any applicable law or regulation.

8. Restrictions on Transfer. The SARs awarded to the Grantee under this Agreement may not be transferred or otherwise disposed of by the Grantee, including by way of sale, assignment, transfer, pledge, hypothecation or otherwise, except as permitted by the Committee, or by will or the laws of descent and distribution. Any purported sale, assignment, mortgage, hypothecation, transfer, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any of the SARs by any holder thereof in violation of the provisions of this Agreement shall be invalid. The foregoing restrictions are in addition to and not in lieu of any other remedies, legal or equitable, available to enforce said provisions.

9. Change in Control. In the event of a Change in Control, all SARs that have not yet vested shall become immediately vested and all restrictions and forfeiture conditions applicable to the SARs shall immediately lapse.

10. Taxes. The Grantee shall pay to the Company promptly upon request, and in any event at the time the Grantee recognizes taxable income in respect to the exercise of a SAR, an amount equal to the federal, state and/or local taxes the Company determines it is required to withhold under applicable tax laws with respect to the SARs. The Grantee may satisfy the foregoing requirement by one or a combination of the following methods: (a) making a payment to the Company in cash or cash equivalents; or (b) authorizing the Company to withhold a portion of the shares of Company Stock to be received hereunder having a value equal to or less than the minimum amount required to be withheld. The Grantee understands that the Grantee (and not the Company) shall be responsible for any tax liability that may arise as a result of the transactions contemplated by this Stock Appreciation Rights Agreement.

11. Compliance with Law and Regulations. This Agreement, the SARs awarded hereunder and any obligation of the Company hereunder shall be subject to all applicable

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federal, state and local laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

12. Incorporation of Plan. This Agreement is made under the provisions of the Plan (which is incorporated herein by reference) and shall be interpreted in a manner consistent with it. To the extent that this Agreement is silent with respect to, or in any way inconsistent with, the terms of the Plan, the provisions of the Plan shall govern and this Agreement shall be deemed to be modified accordingly. Any capitalized term not defined herein shall have the meaning set forth in the Plan.

13. Notices. Any notices required or permitted hereunder shall be addressed to Secretary of the Company, 1100 Milwaukee Avenue, South Milwaukee, Wisconsin 53172, or to the Grantee at the address then on record with the Company, as the case may be, and deposited, postage prepaid, in the United States mail. Either party may, by notice to the other given in the manner aforesaid, change his/her or its address for future notices.

14. Binding Agreement; Successors. This Agreement shall bind and inure to the benefit of the Company, its successors and assigns, and the Grantee and the Grantee's personal representatives and beneficiaries.

15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. The Committee shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon all Persons.

16. Amendment. This Agreement may be amended or modified by the Company at any time; provided, that notice is provided to the Grantee in accordance with
Section 13; and provided, further, that no amendment or modification that is adverse to the rights of the Grantee as provided by this Agreement shall be effective unless set forth in a writing signed by the parties hereto.

      IN WITNESS WHEREOF, the undesigned parties have executed this Agreement to be effective as of the Award Date set forth in the Notice.

GRANTEE


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                                            Date


BUCYRUS INTERNATIONAL, INC.


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Craig R. Mackus                             Date
CFO & Secretary